UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(c)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                    TEXTAINER EQUIPMENT INCOME FUND II, L.P.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies: Units of Limited Partner Interest

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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         4)       Date Filed:



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                    Textainer Equipment Income Fund II, L.P.
                        650 California Street, 16th Floor
                             San Francisco, CA 94108


                             YOUR VOTE IS IMPORTANT
                          PLEASE VOTE YOUR PROXY TODAY

                                                     February 9, 2005
Dear Unitholder:

The Special Meeting of limited partners of Textainer Equipment Income Fund II, L.P. to be held on March 21, 2005, is rapidly approaching.

Your vote is very important. Approval of the proposed Asset Sale and the Amendment Proposal each requires the approval of a majority of the outstanding units, and the Adjournment Proposal requires the approval of a majority of the units voting. Accordingly, the vote of all unitholders is very important. If you do not vote, it has the same effect as voting "Against" the Asset Sale and the Amendment Proposals.

Please submit your vote in this important matter regarding the future of your investment - by voting by telephone, via the Internet, or by marking, signing, dating and returning the enclosed proxy card in the postage-paid return envelope provided.

The general partners unanimously recommend that Textainer Equipment Income Fund II, L.P.'s limited partners vote "FOR" Proposal 1 - The Asset Sale Proposal and "FOR" Proposals 2 & 3 - The Amendment and Adjournment Proposals.

For more information or for assistance voting your units, please call our proxy solicitor, D. F. King & Co., Inc., toll-free at 1-800-735-3591.


Thank you for your continued support.

Sincerely,


/s/ John A. Maccarone


JOHN A. MACCARONE

PRESIDENT

TEXTAINER FINANCIAL SERVICES CORPORATION



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        PLEASE VOTE YOUR PROXY. TIME IS SHORT AND YOUR VOTE IS REQUESTED.
================================================================================
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                               3 EASY WAYS TO VOTE
                               -------------------

     Help avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your units:

     1. Vote by Telephone. Call the toll-free number 1-800-542-1160 using a touch-tone telephone. Have your control number listed on your proxy card ready and follow the simple instructions.

     2. Vote by Internet. Go to the website http://www.votefast.com Have your control number listed on your proxy card ready and follow the simple instructions.

     3. Vote by Mail. Mark, sign, date and return your proxy card in the postage-paid return envelope provided.



                                PLEASE ACT TODAY
                                ----------------

-----------------------------YOUR VOTE IS IMPORTANT-----------------------------

Time is short. Please take action immediately to vote your units! This will ensure your vote is counted. Remember, a failure to vote is equivalent to a vote "against" the Asset Sale and the Amendment Proposals.

Please vote your proxy immediately. If you have any questions or need assistance voting your units, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-735-3591.

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